VECTRUS FOURTH QUARTER 2019 RESULTS AND 2020 GUIDANCE CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER March 3, 2020

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2020 GUIDANCE ABOUT OUR REVENUE, EBITDA MARGIN, ADJUSTED EBITDA MARGIN, DILUTED EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2020 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR FIVE-YEAR GROWTH PLAN, REVENUE (INCLUDING 2020 REVENUE) AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, INCLUDING THE LOGCAP V AWARD, AFRICOM CONTRACTS, AND ITES-3S AND RS3 IDIQ’S, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR MIX OF COST- PLUS, COST REIMBURSABLE, AND FIRM-FIXED PRICE CONTRACTS; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS, INCLUDING PROTESTS OF THE LOGCAP V AWARD AND TASK ORDERS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF ADVANTOR SYSTEMS CORPORATION AND ADVANTOR, LLC (ADVANTOR) AND OTHER ACQUISITIONS INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS OR GOVERNMENT SHUTDOWNS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES, INCLUDING NEW CONTRACTS IN AFRICOM; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; THE ADEQUACY OF OUR INSURANCE COVERAGE; THE VOLATILITY OF OUR STOCK PRICE; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2019 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

2019: STRONG YEAR OF STRATEGIC AND FINANCIAL MOMENTUM

- **Revenue grew 11% in Q4 for full year 2019 growth of 8%**
  - Navy revenue +45%, Air Force revenue +22%, added Dept. of State and Japan's MoD as new clients
  - Won approx. $1.2B[2] of new business in 2019
  - 2019 FY operating income of $51.6M and margin of 3.7%; diluted EPS of $2.99
- **Adjusted EBITDA[1] margin expanded 70 bps to 4.9% in Q4, an all time high**
  - 2019 FY adjusted EBITDA margin[1] increased 20 bps to 4.4%; 2019 adjusted diluted EPS[1] of $3.21
- **Won seat on Army's ten-year, $82B, LOGCAP V contract[3]**
  - Won CENTCOM and INDOPACOM task orders
- **Advanced strategy to lead the converged infrastructure market**
  - Advantor acquisition expanded capabilities with differentiated solutions offerings
  - Provides integrated electronic security solutions protecting thousands of facilities and assets
- **Continued investment in talent and capabilities to support anticipated growth**
- **Strong balance sheet supports organic growth and M&A strategies**
- **2020 guidance represents 7-10% revenue growth and 8-19% EPS growth from 2019**
  - Low end of revenue reflects conservative view on LOGCAP V with minimal revenue from the program in 2020
- **On track to achieve $2.5B in revenue and 7% EBITDA margin by the end of 2023**

(1) See appendix for reconciliation of non-GAAP measures
(2) Includes protested contracts
(3) Contract under protest

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VECTRUS
TRUE TO YOUR MISSION

Q4’19 RESULTS 1 Revenue ($M) Adj. Op. Income, Adj. EBITDA1($M) $18.0 $16.0 $365.3 $352.8 $13.9 $329.6 $329.6 $12.6 Revenue Organic Revenue Adj. Operating Income Adjusted EBITDA Q4'18 Q4'19 Q4'18 Q4'19 1 Margins EPS1 $0.93 4.9% $0.89 $0.91 4.4% 4.2% 3.8% $0.73 Adj. Operating Mgn Adj. EBITDA Mgn Diluted EPS Adj. Diluted EPS Q4'18 Q4'19 Q4'18 Q4'19 (1) See appendix for reconciliation of non-GAAP measures Page 4

2019 RESULTS Revenue1 ($M) Adj. Op. Income1, Adj. EBITDA1($M) $1,383 $1,360 $61.4 $1,279 $1,279 $54.9 $53.6 $49.8 Revenue Organic Revenue Adj. Operating Income Adjusted EBITDA 2018 2019 2018 2019 1 Margins EPS1 4.2% 4.4% 3.9% 4.0% $3.10 $2.99 $3.04 $3.21 Adj. Operating Mgn Adj. EBITDA Mgn Diluted EPS Adj. Diluted EPS 2018 2019 2018 2019 (1) See appendix for reconciliation of non-GAAP measures Page 5

CASH AND LEVERAGE* Q4 2019 Q4 2018 vs. 2018 % VAR Year-to-date net cash provided by operating activities$ 27.6 $ 40.1 $ (12.5) (31)% Cash$ 35.3 $ 66.1 $ (30.8) (47)% Receivables$ 269.2 $ 232.1 $ 37.1 16 % Debt1 $ 70.5 $ 75.0 $ (4.5) (6)% Net Debt $ 35.2 $ 8.9 $ 26.3 297 % Leverage Ratio 0.97x 1.25x (.28x) (22)% *In millions, except leverage ratio 1 Net Debt = Debt - Cash • Cash from operating activities in Q4 was impacted by the timing of a temporary collection issue that has since been resolved • Revolver undrawn at quarter end • Leverage ratio well below covenant level of 3.0x Page 6

TOTAL BACKLOG1 $5.0 $4.0 $1.8 $3.0 $2.3 $2.0 $2.3 $2.3 $2.2 $2.0 $2.0 $ IN BILLIONS $1.0 $0.7 $1.1 $0.9 $0.8 $0.7 $0.7 $0.0 4Q18 1Q19 2Q19 3Q19 4Q19 Pro forma backlog Funded Unfunded Pro forma backlog • Total backlog $2,751 million as of December 31, 2019 - Funded backlog $707 million - Unfunded backlog $2,044 million - Book-to-bill of 0.8x on a trailing twelve months basis • Pro forma backlog including LOGCAP V2, OMDAC ext., K-BOSSS ext., and Deveselu awards $4,575 million (1) Total backlog, except for pro forma backlog, represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog, except for pro forma backlog, also excludes contracts awarded to Vectrus but currently in protest with the U.S. Government Accountability Office (GAO) or the Federal Claims Court. (2) Contract under protest Page 7

2020 GUIDANCE 2019 Var $ millions, except for EBITDA margins and per share amounts 2020 Guidance 2020 Mid 2019 to Mid %Var Revenue $ 1,475 to $ 1,525 $ 1,500 $ 1,383 $ 117 8.5 % EBITDA Margin 4.6 % to 4.8% 4.7% 4.2% 50bps Adjusted EBITDA Margin 1 4.6 % to 4.8% 4.7% 4.4% 30bps Diluted Earnings Per Share $ 3.48 to $ 3.81 $ 3.67 $ 2.99 $ 0.68 22.7 % Adjusted Diluted Earnings Per Share 1 $ 3.21 $ 0.46 14.3 % Net Cash Provided by Operating Activities $ 45.0 to $ 55.0 $ 50.0 $ 27.6 $ 22.4 81.2% 2020 guidance assumptions: • Revenue: Low end reflects conservative view on LOGCAP V timing with minimal revenue from the program in 2020; High end reflects currently anticipated phase-in schedule • EBITDA margin and diluted EPS expected to build sequentially through 2020 • Revenue and EPS weighting expected to be 40% in 1st Half and 60% in 2nd Half of 2020 • Capital expenditures of approximately $7.0 million • Depreciation and amortization of approximately $8.4 million • Mandatory debt payments of $6.5 million • Interest expense of approximately $5.6 million • Estimated tax rate of 23% • 11.8 million weighted average annual diluted shares outstanding at December 31, 2020 (1) See appendix for reconciliation of non-GAAP measures Page 8

LOGCAP V – READY FOR PHASE-IN CENTCOM INDOPACOM • Strengthens Middle East incumbency • Provides 10-year platform for growth • Retains work associated with K-BOSSS and client intimacy • Expands Iraq footprint • Expands geographical footprint • Army intends to proceed with the previously awarded LOGCAP V contracts • Three of four protests have been dismissed by Court of Federal Claims • Expect the ruling on the final protest in the coming days Status • Ready to begin phase-in in both AORs when protest issettled UPDATE PROVIDES ACCESS TO ALL “NON-URGENT AND COMPELLING” OPPORTUNITIES IN ALL COMMANDS FOR NEXT 10 YEARS Page 9

ORGANIC GROWTH 2019 TO DATE Prime Contract Wins, Recompetes, Extensions Contract Name Type Duration Value Dates TOTAL Awards of ~$2.5 Billion LOGCAP V (10-year IDIQ contract duration) (1) Cost-Plus 5.0 yrs $1,383M Under Protest K-BOSSS Extension Cost-Plus 1.0 yrs $548M Mar 2019 – Mar 2020 Fleet Systems Engineering Team (FSET) Cost-Plus 5.0 yrs $151M Jan 2019 – Jan 2024 Operation, Maintenance and Defense of Army Cost-Plus 0.5 yrs $122M Mar 2020 – Aug 2020 Communications (OMDAC-SWACA) Defensive Cyber and IT O&M - Government Client Cost-Plus 5.0 yrs $117M Apr 2019 – May 2024 NSF Deveselu, Romania BOS Fixed-Price 8.0 yrs $45M Jun 2020 – May 2029 Kaiserslautern Family Housing Maintenance Fixed-Price 5.0 yrs $24M Sept 2019 – Sept 2024 AFCAP IV Task Order (FRP) Fixed-Price 11 mos $19M Aug 2019 – July 2020 AFCAP IV Task Order (AU) Fixed-Price 2.0 yrs $15M Jun 2019 – Jun 2021 AFCAP IV Task Order (AJ) Fixed-Price 2.5 yrs $13M July 2019 – Jan 2022 AFCAP IV Task Order (Power) Fixed-Price 2.5 yrs $8M Aug 2019 – Feb 2022 Office of Naval Research - Sensors Cost-Plus 2 years $7M Feb 2020 – Feb 2022 AFCAP IV Task Order (AD) Fixed-Price 2.3 yrs $7M Apr 2019 – July 2021 GCSMAC II Task Order (CONUS) Fixed-Price 5.0 yrs $6M Oct 2019 – Dec 2024 ITES-3S Task OrderSubcontract Fixed-Price Wins 3.0 yrs $4M Aug 2019 – Aug 2022 # of Subcontracts: 8 Diplomatic Platform Support Services (DiPSS) Value:Various >$65M 5.0 yrs IDIQ Average Jun Duration: 2019 – Jun3.7 yrs2024 ANG Cyber; Cyber Center Pac; Spectrum Page 10 (1) Currently under protest

ROBUST NEW BUSINESS PIPELINE $13,000 $12,000 $11,000 1 $2,500 $10,000 $9,000 $1,400 $8,000 $ IN MILLIONS $1,000 $7,000 $1,500 $1,000 $9,200 $6,000 $7,700 $7,000 $5,000 $6,000 $6,000 $4,000 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 Bids Plan to Submit Bids Submitted (1) Only new LOGCAP V-related contracts awarded to date are included in Bids Submitted. Page 11

ACCELERATING GROWTH THROUGH STRATEGIC EXECUTION

Vectrus Strategy


Enhance Foundation
Expand Portfolio
Innovate and lead in the converged infrastructure market
Add More Value

On track to our 5-year goal of $2.5 billion in revenue and 7% EBITDA margin

Strategic Execution

Progress Toward 5-Year Objectives

- Significantly enhanced portfolio of clients and mix
- Successfully integrated two acquisitions
- Improved operating technology capability
- Refined ability to grow
- Significantly expanded share with existing clients
- Providing thought leadership in marketplace on installations of future
- Grown talent to support strategic execution

2020-2021 Priorities

- Flawless LOGCAP V startup in CENTCOM and INDOPACOM
- Institutionalize repeatable program performance
- Leverage Advantor capabilities into existing footprint
- Continue focus on Army / advance Navy campaign / build international pipeline
- Implementation of application modernization
- Strategic M&A to expand client set/capabilities; strengthen converged market leadership

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VECTRUS TRUE TO YOUR MISSION

DRIVING TO 5-YEAR GOALS Volume and Contract Mix Enterprise Vectrus Solutions and Client Mix Progress Revenue Adjusted EBITDA Margin (1) 2% 4% 4% 24% 14% 23% 2019 2019 2016 76% 69% $1.19 $1.5B $2.5B 3.8% 4.7% 7% 84% B 2020 Mid- point 2020 Mid- point guidance Firm‐Fixed‐Price Cost‐Plus guidance Army Air Force Navy Other On track to achieve $2.5B in revenue and 7% adjusted EBITDA margin by 2023 (1) See appendix for reconciliation of non-GAAP measures Page 13

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, operating income and operating margin. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We define operating margin as operating income divided by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations and other disclosures. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue, however, are not measures of financial performance under GAAP and should not be considered a substitute for operating income, operating margin, net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items, M&A transaction and non- recurring integration costs, and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • Adjusted operating margin is defined as adjusted operating income divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • EBITDA is defined as operating income, adjusted to exclude depreciation and amortization. • Adjusted EBITDA is defined as EBITDA, adjusted to exclude items that may include, but are not limited to significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items, M&A transaction and non-recurring integration costs, and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • EBITDA margin is defined as EBITDA divided by revenue. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. • Organic revenue is defined as Revenue, adjusted to exclude revenue from acquired companies. Page 15

RECONCILIATION OF NON-GAAP MEASURES

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Three Months Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Three Months Ended December 31, 2019 As Reported - Adjusted
Revenue	$ 365,271	—	—	—	$ 365,271
Operating income	$ 15,626		$ (11)	$ 390	$ 16,005
Operating margin	4.3 %				4.4 %
Interest expense, net	$ (1,659)	$ —	$ —	$ —	$ (1,659)
Income from operations before income taxes	$ 13,967	$ —	$ (11)	$ 390	$ 14,346
Income tax expense	$ 3,341		$ (3)	$ 93	$ 3,431
Income tax rate	23.9 %				23.9 %
Net income	$ 10,626	$ —	$ (8)	$ 297	$ 10,914
Weighted average common shares outstanding, diluted	11,728				11,728
Diluted earnings per share	$ 0.91				$ 0.93

EBITDA (Non-GAAP Measures)

(in thousands)	Three Months Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Three Months Ended December 31, 2019 As Reported - Adjusted
Operating Income	$ 15,626	$ —	$ (11)	$ 390	$ 16,005
Add:					
Depreciation and amortization	$ 1,992	$ —	$ —	$ —	$ 1,992
EBITDA	$ 17,618	$ —	$ (11)	$ 390	$ 17,997
EBITDA Margin	4.8 %				4.9 %

[1] 2019 Costs related to M&A and Integration of acquisitions

[2] 2019 LOGCAP V Pre-Operational legal cost

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VECTRUS TRUE TO YOUR MISSION

RECONCILIATION OF NON-GAAP MEASURES

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Three Months Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Three Months Ended December 31, 2018 As Reported - Adjusted
Revenue	$ 329,560	—	—	—	$ 329,560
Operating income	$ 12,647	$ —	$ —	$ —	$ 12,647
Operating margin	3.8 %				3.8 %
Interest expense, net	$ (1,452)	$ —	$ —	$ —	$ (1,452)
Income from operations before income taxes	$ 11,195	$ —	$ —	$ —	$ 11,195
Income tax expense	$ 1,072	$ 1,854	$ —	$ —	$ 2,926
Income tax rate	9.6 %				26.1 %
Net income	$ 10,123	$ (1,854)	$ —	$ —	$ 8,269
Weighted average common shares outstanding, diluted	11,369				11,369
Diluted earnings per share	$ 0.89				$ 0.73

EBITDA (Non-GAAP Measures)

(in thousands)	Three Months Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Three Months Ended December 31, 2018 As Reported - Adjusted
Operating Income	$ 12,647	$ —	$ —	$ —	$ 12,647
Add:					
Depreciation and amortization	$ 1,252	$ —	$ —	$ —	$ 1,252
EBITDA	$ 13,899	$ —	$ —	$ —	$ 13,899
EBITDA Margin	4.2 %				4.2 %

[1] One-time tax benefit

[2] 2019 Costs related to M&A and Integration of acquisitions

[3] 2019 LOGCAP V Pre-Operational legal cost

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VECTRUS TRUE TO YOUR MISSION

RECONCILIATION OF NON-GAAP MEASURES

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Year Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Year Ended December 31, 2019 As Reported - Adjusted
Revenue	$ 1,382,642	$ —	$ —	$ —	$ 1,382,642
Operating income	$ 51,615		$ 2,121	$ 1,166	$ 54,902
Operating margin	3.7 %				4.0 %
Interest expense, net	$ (6,470)	$ —	$ —	$ —	$ (6,470)
Income from operations before income taxes	$ 45,145	$ —	$ 2,121	$ 1,166	$ 48,432
Income tax expense	$ 10,429	$ —	$ 490	$ 269	$ 11,188
Income tax rate	23.1 %				23.1 %
Net income	$ 34,716	$ —	$ 1,631	$ 897	$ 37,244
Weighted average common shares outstanding, diluted	11,612				11,612
Diluted earnings per share	$ 2.99				$ 3.21

EBITDA (Non-GAAP Measures)

(in thousands)	Year Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Year Ended December 31, 2019 As Reported - Adjusted
Operating Income	$ 51,615	$ —	$ 2,121	$ 1,166	$ 54,902
Add:					
Depreciation and amortization	$ 6,490	$ —	$ —	$ —	$ 6,490
EBITDA	$ 58,105	$ —	$ 2,121	$ 1,166	$ 61,392
EBITDA Margin	4.2 %				4.4 %

[1] 2019 Costs related to M&A and Integration of acquisitions

[2] 2019 LOGCAP V Pre-Operational legal cost

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VECTRUS TRUE TO YOUR MISSION

RECONCILIATION OF NON-GAAP MEASURES

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Year Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Year Ended December 31, 2018 As Reported - Adjusted
Revenue	$ 1,279,304	$ —	$ —	$ —	$ 1,279,304
Operating income	$ 48,323	$ —	$ 1,474	$ —	$ 49,797
Operating margin	3.8 %				3.9 %
Interest expense, net	$ (5,071)	$ —	$ —	$ —	$ (5,071)
Income from operations before income taxes	$ 43,252		$ 1,474	$ —	$ 44,726
Income tax expense	$ 7,956	$ 1,854	$ 271	$ —	$ 10,081
Income tax rate	18.4 %				22.5 %
Net income	$ 35,296	$ (1,854)	$ 1,203	$ —	$ 34,645
Weighted average common shares outstanding, diluted	11,378				11,378
Diluted earnings per share	$ 3.10				$ 3.04

EBITDA (Non-GAAP Measures)

(in thousands)	Year Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Year Ended December 31, 2018 As Reported - Adjusted
Operating Income	$ 48,323	$ —	$ 1,474	$ —	$ 49,797
Add:					
Depreciation and amortization	$ 3,798	$ —	$ —	$ —	$ 3,798
EBITDA	$ 52,121	$ —	$ 1,474	$ —	$ 53,595
EBITDA Margin	4.1 %				4.2 %

[1] One-time tax benefit

[2] 2019 Costs related to M&A and Integration of acquisitions

[3] 2019 LOGCAP V Pre-Operational legal cost

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VECTRUS
TRUE TO YOUR MISSION

RECONCILIATION OF NON-GAAP MEASURES Organic Revenue (Non-GAAP Measure) Three Months Three Months Ended Ended December September 27, 2019 31, 2019 As As Reported - (In thousands) Reported Advantor Organic Revenue$ 365,271 $ 12,433 $ 352,838 Three Months Three Months Ended Ended December September 28, 2018 31, 2018 As As Reported - (In thousands) Reported Organic Revenue$ 329,560 $ 329,560 Organic Revenue $ Increase $ 23,279 Organic Revenue % Increase 7.1 % Organic Revenue (Non-GAAP Measure) Year Ended Year Ended December 31, 2019 December 31, 2019 As Reported - (In thousands) As Reported Advantor Organic Revenue$ 1,382,642 $ 22,668 $ 1,359,974 Year Ended Year Ended December 31, 2018 December 31, 2018 As Reported - (In thousands) As Reported Organic Revenue$ 1,279,304 $ 1,279,304 Organic Revenue $ Increase $ 80,671 Organic Revenue % Increase 6.3 % Page 20